UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 14, 2017
Cigna Corporation
(Exact name of registrant as specified in its charter)
Delaware	1-08323	06-1059331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

900 Cottage Grove Road
Bloomfield, Connecticut 06002
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(860) 226-6000

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.
As previously disclosed, on February 8, 2017, the U.S. District Court for the District of Columbia issued an order enjoining the proposed merger between Cigna Corporation (the "Company") and Anthem, Inc., a Delaware corporation ("Anthem").
On February 14, 2017, the Company notified Anthem that it has terminated the Agreement and Plan of Merger (the "Merger Agreement"), dated as of July 23, 2015, by and among the Company, Anthem and a direct wholly owned subsidiary of Anthem, and that Anthem must pay the $1.85 billion reverse termination fee pursuant to the terms of the Merger Agreement.  A description of the terms of the Merger Agreement was included in Item 1.01 of the Current Report on Form 8-K filed by the Company with the United States Securities and Exchange Commission on July 27, 2015.
In addition, the Company has filed suit against Anthem in the Delaware Court of Chancery seeking declaratory judgments that the Company's termination of the Merger Agreement is lawful and that Anthem is not permitted to extend the termination date.  The Company's complaint also seeks payment by Anthem of the $1.85 billion reverse termination fee, as well as additional damages in an amount exceeding $13 billion, which includes the lost premium value to Cigna's shareholders caused by Anthem's willful breaches of the Merger Agreement.
Item 7.01 Regulation FD Disclosure.
On February 14, 2017, the Company issued a press release related to these actions, which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.  In addition, the Company has provided a Question and Answer document to provide additional information regarding the U.S. District Court's decision, Cigna's decision to terminate the Merger Agreement and the litigation with Anthem, which is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this report, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits.
Exhibit	Description

99.1	Press Release dated February 14, 2017.

99.2	Question and Answer document dated February 14, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNA CORPORATION (Registrant)

	By:	/s/ Nicole S. Jones
Name: Nicole S. Jones
Title: Executive Vice President and General Counsel

Date: February 14, 2017